INVESTOR PRESENTATION September Conferences As of June 30, 2023 Nasdaq: RRBI Exhibit 99.1

Forward-Looking Statements and Non-GAAP Information Statements in this presentation regarding our expectations and beliefs about our future financial performance and financial condition, as well as trends in our business and markets, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project,” “outlook,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” The forward-looking statements in this presentation are based on current information and on assumptions that we make about future events and circumstances that are subject to a number of risks and uncertainties that are often difficult to predict and beyond our control. As a result of those risks and uncertainties, our actual financial results in the future could differ, possibly materially, from those expressed in or implied by the forward-looking statements contained in this presentation and could cause us to make changes to our future plans. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in the section titled “Risk Factors” in our most recent Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q, and in other documents that we file with the SEC from time to time. In addition, our actual financial results in the future may differ from those currently expected due to additional risks and uncertainties of which we are not currently aware or which we do not currently view as, but in the future may become, material to our business or operating results. Due to these and other possible uncertainties and risks, readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation or to make predictions based solely on historical financial performance. Any forward- looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. All forward-looking statements, express or implied, included in this presentation are qualified in their entirety by this cautionary statement. This presentation includes industry and trade association data, forecasts, and information that we have prepared based, in part, upon data, forecasts, and information obtained from independent trade associations, industry publications and surveys, government agencies, and other information publicly available to us, which information may be specific to particular markets or geographic locations. Some data is also based on our good faith estimates, which are derived from management’s knowledge of the industry and independent sources. Industry publications, surveys, and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. Statements as to our market position are based on market data currently available to us. Although we believe these sources are reliable, we have not independently verified the information. While we are not aware of any misstatements regarding our industry data presented herein, our estimates involve risks and uncertainties and are subject to change based on various factors. Similarly, we believe our internal research is reliable, even though such research has not been verified by any independent sources. Our accounting and reporting policies conform to United States GAAP and the prevailing practices in the banking industry. Certain financial measures used by management to evaluate our operating performance are discussed as supplemental non-GAAP performance measures. In accordance with SEC rules, we classify a financial measure as being a non-GAAP financial measure if that financial measure excludes or includes amounts, or is subject to adjustments that have the effect of excluding or including amounts, that are included or excluded, as the case may be, in the most directly comparable measure calculated and presented in accordance with GAAP as in effect from time to time in the U.S. Management and the board of directors review tangible book value per share, tangible common equity to tangible assets, realized book value per share, and SBA PPP-adjusted metrics as part of managing operating performance. However, these non-GAAP financial measures should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner that we calculate the non-GAAP financial measures that are discussed may differ from that of other companies reporting measures with similar names. It is important to understand how such other banking organizations calculate and name their financial measures similar to the non-GAAP financial measures discussed by us when comparing such non-GAAP financial measures. A reconciliation of non- GAAP financial measures to the comparable GAAP financial measures is included in the Appendix to this presentation. 2

Glossary of Terms ■ 1Q22 – First Quarter of 2022 ■ 2Q22 – Second Quarter of 2022 ■ 3Q22 – Third Quarter of 2022 ■ 4Q22 – Fourth Quarter of 2022 ■ 1Q23 – First Quarter of 2023 ■ 2Q23 – Second Quarter of 2023 ■ 3Q23 – Third Quarter of 2023 ■ 4Q23 – Fourth Quarter of 2023 ■ 1H23 – First Half of 2023 ■ 2H23 – Second Half of 2023 ■ 1-4 FR – One-to-four family residential ■ ACL – Allowance for credit losses ■ AFS – Available-for-sale ■ AOCI - Accumulated other comprehensive income or loss ■ API – Application Programming Interface ■ B.A. – Bachelor of Arts ■ B.B.A. – Bachelor of Business Administration ■ bp(s) – Basis point(s) ■ B.S. – Bachelor of Science ■ C&D – Construction and land development loans ■ C&I – Commercial and industrial loans ■ CAGR – Compound annual growth rate ■ CECL – Current Expected Credit Losses ■ CGMA – Chartered Global Management Accountant ■ CL(s) – Criticized Loans ■ CMBS – Commercial Mortgage-Backed Securities ■ CPA – Certified Public Accountant ■ CRA – Community Reinvestment Act ■ CRE – Commercial real estate ■ DDA – Demand deposit accounts ■ EPS – Earnings per share ■ FDIC – Federal Deposit Insurance Corporation ■ FHLB – Federal Home Loan Bank ■ FOMC – Federal Open Market Committee ■ FTE – Fully taxable equivalent basis ■ GAAP – Generally Accepted Accounting Principles in the United States of America ■ HFI – Held for investment ■ HFS – Held for sale ■ HTM – Held-to-maturity ■ ICS – Insured Cash Sweep ■ IPO – Initial public offering ■ J.D. – Juris Doctor ■ K – Dollars in thousands ■ LDPO – Loan and deposit production office ■ LIBOR – London Inter-Bank Offered Rate ■ LPO – Loan production office ■ L.L.C. – Limited liability company ■ L.L.P. – Limited liability partnership ■ M – Dollars in millions ■ M.B.A. – Master of Business Administration ■ MBS – Mortgage-backed securities ■ N/A – Not applicable ■ NIM – Net interest margin ■ NOW – Negotiable order of withdrawal ■ NPA(s) – Nonperforming asset(s) ■ NPL(s) – Nonperforming loan(s) ■ PPP – Paycheck Protection Program ■ P2P – Peer-to-peer ■ ROA – Return on average assets ■ ROE – Return on average equity ■ SBA – Small Business Administration ■ SBIC – Small Business Investment Company ■ SEC – United States Securities and Exchange Commission ■ U.S. – United States of America ■ vs. – Versus 3

4

■ Established in 1998 in Alexandria, Louisiana ■ Completed IPO in May 2019 ■ Nasdaq: RRBI ■ Included in Russell 2000 Index ■ As of June 30, 2023: ■ Assets = $3.03 billion ■ Loans HFI = $1.95 billion ■ Securities = $739.0 million ■ Deposits = $2.66 billion ■ Market capitalization = $352.6 million ■ Ownership ■ Insiders = 34% ■ Institutions = 19%1 ■ Public and other = 47% ■ Named in American Banker’s “2022 Best Banks to Work For”2 ■ Named among the top 2.7% of all banks nationwide as “best-in-state”3 ■ Ranked 45th in S&P Global Market Intelligence’s Top 50 Community Banks $3 - $10 billion4 ■ Sixth largest Louisiana-headquartered bank based on assets as of June 30, 2023 Company Overview 1Source: Based on filings made with the SEC, as reported by S&P Capital IQ Pro 2Source: According to an article published by American Banker on November 15, 2022 3Source: According to an article published by Forbes on June 21, 2022 4Source: According to a press release issued by S&P Global Market Intelligence on March 22, 2023 5

Company Strengths ■ Consistent, long-term track record of financial results and steady growth ■ Conservative credit culture with solid asset quality ■ Granular, diversified, relationship-based loan and deposit portfolios ■ Solid liquidity position ■ No internet-sourced or brokered deposits ■ Minimal short-term borrowings ■ No long-term borrowings ■ Primarily de novo growth strategy with selective strategic expansion into new markets ■ Strategic banking center network ■ Operating in the largest markets in Louisiana ■ 27 banking centers and an LDPO in Louisiana ■ Average deposits per center = $98.7 million ■ Strong capital position ■ Well capitalized ■ Consistent quarterly dividends ■ Stock repurchase program in place ■ Continuity of leadership – four of our top executives are part of the founding management team 6

7

Company History Completed first stock offering of $12.4M Red River Bank opened in Rapides Parish Completed stock offering of $4.0M Acquired Bank of Lecompte in Central Louisiana Expanded into Northwest Market via banking center, and completed stock offering of $5.0M Completed stock offering of $7.4M Expanded into Capital Market via Fidelity Bancorp, Inc. acquisition Expanded into Southwest Market via LPO. Completed stock offering of $12.1M Expanded into Northshore Market via LPO. Completed IPO of $26.8M Expanded into Acadiana Market via LDPO Expanded into New Orleans Market via LDPO 1998 1999 2000 2003 2006 2009 2013 2017 2020 2019 2021 8

1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2Q23 0.00 5.00 10.00 15.00 20.00 25.00 30.00 35.00 40.00 45.00 50.00 55.00 Book Value Growth Note: Each year on the Book Value Graph represents year-end financial data. 1Non-GAAP measure. See “Forward-Looking Statements and Non-GAAP Information” on slide 2 and “Non-GAAP Reconciliation” slides in the Appendix for additional information. 2Adjusted for 2-for-1 stock split with a record date of October 1, 2018 and 15-for-1 stock split with a record date of November 30, 2005. Realized Book Value Per Share1,2 $49.21 Book Value Per Share2 $39.49 Tangible Book Value Per Share1,2 $39.28 CAGR 10.6% 9

Leadership Team 10 R. Blake Chatelain ■ President, Chief Executive Officer, and Director ■ Founding management ■ Previously Executive Vice President of Rapides Bank & Trust Company, a subsidiary of First Commerce Corporation ■ B.S. in Finance from Louisiana State University Isabel V. Carriere, CPA, CGMA ■ Executive Vice President and Chief Financial Officer ■ Founding management ■ Previously Manager of the Financial Planning Department at Whitney National Bank, in the Financial Planning and Financial Reporting Department of First Commerce Corporation, and audited depository organizations with KPMG ■ B.S. in Management from Tulane University Bryon C. Salazar ■ Executive Vice President, Chief Banking Officer, and Director1 ■ Founding management ■ Current Past Chairman for the Board of Trustees of Rapides Regional Medical Center ■ Previously Commercial Banker at Rapides Bank & Trust Company ■ B.S. in Finance from Louisiana State University Tammi R. Salazar ■ Executive Vice President and Chief Operating Officer1 ■ Founding management ■ Previously Vice President of Rapides Bank & Trust Company ■ Director of the Rapides Children’s Advocacy Network, River Oaks Art Center, and Christus Cabrini Foundation ■ B.S. in Finance from Louisiana Tech University Julia E. Callis, J.D. ■ Senior Vice President, General Counsel, and Corporate Secretary ■ Joined Red River Bank in 2020 ■ Previously with Cleco Corporate Holdings L.L.C. and Thompson & Knight L.L.P. ■ B.A. in English from Vanderbilt University and J.D. from Louisiana State University 1Position with Red River Bank G. Bridges Hall, IV ■ Senior Vice President and Chief Credit Policy Officer1 ■ Joined Red River Bank in 2006 ■ Previously Credit Department Manager (Dallas) at Hibernia National Bank ■ B.S. in Business Administration from Northwestern State University, M.B.A. from Louisiana State University-Shreveport, and attended the Graduate School of Banking at Louisiana State University Debbie B. Triche ■ Senior Vice President and Retail Administrator1 ■ Joined Red River Bank in 2000 ■ Previously Vice President and Retail Branch Manager at Rapides Bank & Trust Company ■ B.S. in Marketing from Louisiana Tech University Andrew B. Cutrer ■ Senior Vice President and Director of Human Resources ■ Joined Red River Bank in 2001 ■ Previously Director of Human Resources at Bunkie General Hospital ■ B.S. in Management and Marketing from Louisiana College and M.B.A. from Louisiana Tech University David K. Thompson ■ Capital Market President1 ■ Joined Red River Bank in 2015 ■ Previously Baton Rouge Commercial Group Leader at IBERIABANK ■ B.B.A. in Finance from University of Louisiana-Monroe and attended the Graduate School of Banking at Louisiana State University

Growth Strategies De Novo Growth Strategies ■ Disciplined, targeted investments for smart growth ■ Target markets with significant disruption by competitors ■ Concentrate on urban markets with growth potential ■ Focus on markets where market share is held by large national and regional banks ■ Hire experienced leadership from the market to build a team ■ Offer an authentic, full-service, relationship-based community bank experience ■ Establish presence initially with an LDPO then build or buy and remodel a banking center Disciplined Acquisition Strategy ■ Successfully integrated two acquisitions and positioned to capitalized on future opportunities 11 Organic 94.7% Fidelity Bancorp (2013) 4.0% Bank of Lecompte (2003) 1.3% Historical Asset Growth Method As of June 30, 2023 rganic 94.7

Guiding Principles - Relationship-Based Lending Conservative Credit Culture ■ Our founding management team developed the initial credit culture, predicated upon conservative underwriting principles carried over from regional bank experience. This same team has overseen the implementation and periodic adjustment of these core lending tenets over a 24-year time frame. Experienced Bankers ■ In addition to a cohesive, long-tenured executive management team, we enjoy the benefits of an experienced group of client-facing bankers, which has resulted in steady, diversified, organic loan growth, combined with excellent quality metrics. Relationship-Driven Client Focus ■ Our loan portfolio is well below CRE portfolio concentration guidelines, which complements our conservative lending philosophy and simultaneously drives our relationship-driven client focus, resulting in a strong core deposit base and enhanced liquidity options. "Footprint" Lending ■ We have a low level of participations purchased and shared national credits. Our portfolio is further characterized by modest hold limits, strong oversight, and rapid response to problem loan resolution. Consistent Lending Standards ■ Fundamental goals continue to include measured growth, broad diversification, and high-quality performance. Underwriting standards remain consistent regardless of economic conditions. 12

Strategies and Recent Systems ■ Robust commercial treasury systems ■ P2P payments platform provided by Zelle® ■ Online and mobile banking channels: mobile deposit, digital receipts, Apple Pay, mobile wallet, and debit card controls ■ Launched redesigned, contactless debit cards ■ Online deposit account opening and mortgage applications ■ Implemented an upgrade to include a “Verification of Life” system in an effort to reduce fraud ■ Implemented SQN Banking Systems’ fraud detection system to screen all checks ■ Mobile, automated small-dollar loan system ■ Implementing MeridianLink system for end-to-end small business and consumer loan application system ■ Completed our core system upgrade to improve efficiency, accuracy, and streamline operations ■ Utilize API for automation of processes to improve efficiency and manage headcount ■ Invested in the JAM FINTOP Banktech fund as a resource for technology systems Digital Banking - Embracing Digital Innovation 13

Competitive Landscape BankPlus 0.9%Investar Bank 1.1% Home Bank 1.7% Red River Bank 2.0% Origin Bank 2.0% b1BANK 2.7% First Horizon 6.0% Regions 6.5% Hancock Whitney 12.5% Capital One 17.2% JP Morgan Chase 17.8% Others 29.6% ■ Red River Bank holds 2.0% of Louisiana deposits1 ■ 60.0% of Louisiana deposits are held by large national or regional banks1 ■ Large banks de-emphasizing markets we serve ■ TD Bank Group announced an agreement to purchase First Horizon in 1Q22. This potential merger was cancelled in 2Q23. 1Source: FDIC, Deposits as of June 30, 2022 14 Deposit Market Share as of June 30, 20221 Red River Bank Total % of Marketshare $M $MMarkets Rank Central Market 1st 38.5% $ 1,613 $ 4,187 Northwest Market 8th 5.2% $ 553 $ 10,734 Capital Market 8th 2.4% $ 582 $ 24,034 Southwest Market 12th 1.0% $ 65 $ 6,395 Northshore Market 21st 0.3% $ 26 $ 8,066 Acadiana Market 22nd 0.3% $ 23 $ 9,001 New Orleans Market n/a n/a n/a $ 37,793 State of Louisiana 8th 2.0% $ 2,862 $ 143,964 Deposits in Louisiana1 $144.0 billion As of June 30, 2022

15

(dollars in thousands, except per share data) For the Year Ended 12/31/22 12/31/21 Assets $ 3,082,686 $ 3,224,710 Non-PPP Loans HFI1 $ 1,916,253 $ 1,666,282 Deposits $ 2,798,936 $ 2,910,348 Stockholders’ Equity $ 265,753 $ 298,150 Book Value Per Share $ 36.99 $ 41.52 Tangible Book Value Per Share1 $ 36.78 $ 41.31 Realized Book Value Per Share1 $ 46.90 $ 42.05 Loans HFI to Deposits Ratio 68.46% 57.86% Noninterest-bearing Deposits to Deposits Ratio 38.96% 39.50% NPAs to Assets 0.08% 0.03% NPLs to Loans HFI 0.12% 0.02% Allowance for Loan Losses to Loans HFI 1.08% 1.14% Stockholders’ Equity to Assets 8.62% 9.25% Tangible Common Equity to Tangible Assets1 8.57% 9.20% Total Risk-Based Capital Ratio 17.39% 17.83% Tier 1 Risk-Based Capital Ratio 16.38% 16.76% Leverage Ratio 10.71% 9.67% 2022 Financial and Operational Highlights 1Non-GAAP measure. See “Forward-Looking Statements and Non-GAAP Information” on slide 2 and “Non-GAAP Reconciliation” slides in the Appendix for additional information. 16 (dollars in thousands, except per share data) For the Year Ended 12/31/22 12/31/21 Net Income $ 36,916 $ 32,952 EPS, Diluted $ 5.13 $ 4.51 Cash Dividends Per Share $ 0.28 $ 0.28 ROA 1.18% 1.13% ROE 13.98% 11.21% NIM FTE 2.86% 2.60% Efficiency Ratio 56.60% 56.39% Net Charge-offs to Average Loans 0.02% 0.04% ■ Assets decreased 4.4% to $3.08 billion ■ Non-PPP loans HFI1 increased 15.0% to $1.92 billion ■ Deposits decreased 3.8% to $2.80 billion ■ Repurchased 4,465 shares of common stock at an aggregate cost of $218,000 ■ Record high net income of $36.9 million for 2022 ■ EPS (diluted) was $5.13 and ROA was 1.18% ■ Net interest income for 2022 increased 20.8%, or $14.9 million, to $86.6 million ■ NIM FTE increased 26 bps to 2.86% ■ Opened first full-service banking centers in our Acadiana and New Orleans Markets ■ Opened the new operations center building

(dollars in thousands) For the Year Ended Variance 12/31/22 12/31/21 $ % Interest and Dividend Income, excluding SBA PPP1 $ 93,705 $ 71,566 $ 22,139 30.9 % SBA PPP Loan Income 670 5,773 (5,103) (88.4) % Total Interest and Dividend Income $ 94,375 $ 77,339 $ 17,036 22.0 % Interest Expense 7,736 5,617 2,119 37.7 % Net Interest Income $ 86,639 $ 71,722 $ 14,917 20.8 % Mortgage Loan Income $ 3,096 $ 8,676 $ (5,580) (64.3) % Net Income $ 36,916 $ 32,952 $ 3,964 12.0% 2022 Selected Income Comparison 1Non-GAAP measure. See “Forward-Looking Statements and Non-GAAP Information” on slide 2. 17 ■ Net interest income was positively impacted by the higher interest rate environment in 2022 and an improved asset mix ■ Our participation in the SBA PPP loan program was materially complete as of December 31, 2022 ■ SBA PPP income decreased in 2022 due to fewer SBA PPP loans ■ Mortgage loan income decreased due to rising mortgage interest rates and home prices, as well as limited housing stock available for purchase in 2022

18

Second Quarter 2023 Financial Results

RED RIVER BANCSHARES, INC.

- Consistent assets
- Higher loans
- Lower deposits
- Minimal short-term borrowings
- No long-term borrowings
- Solid liquidity
- Consistent, good asset quality
- Well capitalized
- Net income decreased due to higher deposit interest expense
- EPS, diluted, decreased by $0.08 to $1.25 for 2Q23
- Net interest income and NIM FTE were negatively impacted by deposit rate pressures and higher deposit costs
- NPAs to assets ratio consistent
- ACL to loans HFI ratio = 1.08%
- Well capitalized: Leverage Ratio = 11.48%

(dollars in thousands, except per share data)	2Q23	1Q23	2Q22
Net Income	$ 8,968	$ 9,598	$ 9,147
EPS, Diluted	$ 1.25	$ 1.33	$ 1.27
Book Value Per Share	$ 39.49	$ 38.54	$ 35.34
Tangible Book Value Per Share[1]	$ 39.28	$ 38.33	$ 35.12
Realized Book Value Per Share[1]	$ 49.21	$ 48.09	$ 44.23
Cash Dividends Per Share	$ 0.08	$ 0.08	$ 0.07
ROA	1.20%	1.28%	1.15%
ROE	12.78%	14.33%	14.30%
NIM FTE	2.96%	3.13%	2.75%
Efficiency Ratio	58.63%	56.84%	55.64%
Loans HFI to Deposits	73.10%	70.36%	64.61%
Noninterest-bearing Deposits to Deposits	37.14%	38.81%	41.46%
NPAs to Assets	0.07%	0.08%	0.03%
ACL to Loans HFI	1.08%	1.09%	1.05%
Net Charge-offs to Average Loans	—%	—%	0.01%
Assets	$ 3,027,194	$ 3,030,582	$ 3,121,113
Loans HFI	$ 1,947,631	$ 1,921,850	$ 1,841,585
Deposits	$ 2,664,183	$ 2,731,385	$ 2,850,195
Stockholders' Equity	$ 283,372	$ 276,640	$ 253,596
Realized Common Equity[1]	$ 353,065	$ 345,181	$ 317,400
Stockholders' Equity to Assets	9.36%	9.13%	8.13%
Tangible Common Equity to Tangible Assets[1]	9.31%	9.08%	8.08%
Total Risk-Based Capital Ratio	18.13%	17.89%	16.89%
Leverage Ratio	11.48%	11.02%	9.73%

[1]Non-GAAP measure. See "Forward-Looking Statements and Non-GAAP Information" on slide 2 and "Non-GAAP Reconciliation" slides in the Appendix for additional information.

19

As of (dollars in thousands) 6/30/23 3/31/23 12/31/22 ASSETS Cash and due from banks $ 36,662 $ 34,491 $ 37,824 Interest-bearing deposits in other banks 185,409 194,727 240,568 Securities AFS, at fair value 588,478 611,794 614,407 Securities HTM, at amortized cost 146,569 149,417 151,683 Equity securities, at fair value 3,946 4,010 9,979 Loans HFS 4,586 2,046 518 Loans HFI 1,947,631 1,921,850 1,916,267 Allowance for credit losses (21,085) (20,854) (20,628) Other Assets 134,998 133,101 132,068 Total Assets $ 3,027,194 $ 3,030,582 $ 3,082,686 LIABILITIES Noninterest-bearing deposits $ 989,509 $ 1,060,042 $ 1,090,539 Interest-bearing deposits 1,674,674 1,671,343 1,708,397 Total Deposits 2,664,183 2,731,385 2,798,936 Other borrowed funds 60,000 — — Other accrued expenses and liabilities 19,639 22,557 17,997 Total Liabilities 2,743,822 2,753,942 2,816,933 STOCKHOLDERS’ EQUITY Preferred stock, no par value — — — Common stock, no par value 59,187 59,788 60,050 Additional paid-in capital 2,248 2,157 2,088 Retained earnings 291,630 283,236 274,781 AOCI (69,693) (68,541) (71,166) Total Stockholders’ Equity 283,372 276,640 265,753 Total Liabilities and Stockholders’ Equity $ 3,027,194 $ 3,030,582 $ 3,082,686 Balance Sheet 20 ■ Assets consistent at $3.03 billion ■ Loans HFI increased $25.8 million, or 1.3%, to $1.95 billion ■ Securities decreased $26.2 million, or 3.4%, to $739.0 million due to maturities and principal repayments ■ Deposits decreased $67.2 million, or 2.5%, as a result of the changing interest rate environment impacting customer deposit movement and activity, combined with normal tax payments ■ Noninterest-bearing deposits to deposits ratio = 37.14% ■ Loans HFI to deposits ratio = 73.10% ■ No brokered deposits ■ FHLB advance = $60.0 million, short- term ■ No long-term or subordinated debt

Liquidity and Borrowing Availability 21 26.0% 25.0% 25.2% 25.2% 24.4% 11.4% 9.8% 9.0% 7.6% 7.3% Total Securities Liquid Assets 2Q22 3Q22 4Q22 1Q23 2Q23 Liquidity ■ Liquid Assets1 = $222.1 million, or 7.34% of assets, as of 6/30/23 with $182.0 million average for 2Q23 ■ Securities AFS pledged to secure public entity deposits = $189.4 million ■ Estimated cash flows from securities, assuming consistent interest rates ■ $100.0 million principal repayments from July to December 2023 ■ $140.0 million principal repayments in 2024 Borrowing Availability ■ $1.27 billion in available borrowing capacity through the following sources: ■ Federal Home Loan Bank = $830.7 million, net of $60.0 million in short-term advances and $10.9 million of letters of credit pledged for public entity deposits ■ Federal Funds Lines = $95.0 million ■ Other revolving lines = $6.0 million ■ Bank Term Funding Program = approximately $336.7 million of eligible securities available as collateral Securities / Assets vs. Liquid Assets1 / Assets (end of period) 1Liquid Assets, as presented, refers to total cash and cash equivalents 1

Key Securities Metrics as of June 30, 2023 ■ Securities AFS portfolio at fair value = $588.5 million, net of $73.0 million unrealized loss ■ Securities HTM portfolio at amortized cost = $146.6 million ■ Unrealized loss on HTM portfolio = $22.1 million ■ 2Q23 yield = 1.76% ■ Effective duration = 5.0 years ■ Estimated cash flows from securities, assuming consistent interest rates ■ $100.0 million principal repayments from July to December 2023 ■ $140.0 million principal repayments in 2024 ■ Securities AFS and HTM pledged as collateral for public entity deposits = $201.5 million ■ Available as collateral for Bank Term Funding Program = $336.7 million ■ No private label CMBS ■ No corporate equity securities ■ No investment in subordinated debentures of other financial institutions Securities AFS Activity 2Q23 ■ Purchased = $20.0 million of short-term U.S. Treasury Bills ■ No sales Equity Securities as of June 30, 2023 ■ CRA mutual fund consisted primarily of bonds = $3.9 million Securities (end of period) (in millions) Securities 22 MBS AFS Muni AFS U.S. Agency AFS Mutual Funds U.S. Treasury AFS MBS HTM U.S. Agency HTM 2019 2020 2021 2022 2Q23 $739.0 $776.1 $667.0 $502.2 $339.5

■ Deposits were $2.66 billion for 2Q23, a decrease of $67.2 million, or 2.5%, compared to 1Q23, due to the changing interest rate environment impacting customer deposit movement and activity, combined with normal tax payments ■ Noninterest-bearing deposits to deposits ratio = 37.14% ■ Loans HFI to deposits ratio = 73.10% ■ Cost of deposits = 1.03% ■ No internet-sourced or brokered deposits Noninterest-bearing DDA 37.1% NOW 14.5% Money Market 20.2% Savings 6.7% Time ≤ 250k 12.4% Time > 250k 5.6% Deposits 23 $1,721 $2,340 $2,910 $2,799 $2,664 Noninterest-bearing DDA Interest-bearing DDA NOW Money Market Savings Time ≤ 250k Time > 250k 2019 2020 2021 2022 2Q23 Interest- bearing DDA 3.5% Deposit Mix As of June 30, 2023 Deposits (end of period) (in millions) 37.1% 3.5% 14.5% 20.2% 6.7% 12.4% 5.6% 39.0% 3.2% 18.0% 20.6% 7.0% 8.9% 3.3% 39.5% 17.3% 25.2% 6.5% 8.4% 3.1% 40.3% 17.2% 21.7% 6.2% 10.6% 4.0% 34.0% 19.2% 21.4% 6.0% 14.1% 5.3%

■ Granular, diversified deposit portfolio and customer base throughout Louisiana ■ Average deposit account size = $27,000 ■ Public entity deposits ■ Relationship-based Louisiana public entities ■ Public entity deposits = $171.2 million, 6.4% of deposits ■ IntraFi Network ICS Reciprocal Deposit Program ■ Offer ICS products to commercial customers for 100% FDIC insurance ■ ICS Outgoing sweep = $96.0 million ■ ICS Reciprocal funds received (Interest-bearing DDA) = $94.1 million with an interest rate of 4.0% as of June 30, 2023 ■ 3.5% of deposits ■ Estimated Uninsured Deposits ■ Estimated uninsured deposits1 = $805.0 million, 30.2% of deposits ■ Estimated uninsured deposits, excluding collateralized public funds2 = $672.6 million, 25.2% of deposits ■ Cash and cash equivalents combined with available borrowing capacity represent 185.4% of estimated uninsured deposits and 221.9% of estimated uninsured deposits, excluding collateralized public funds Deposit Characteristics 241Calculated based on the same methodologies and assumptions used for regulatory reporting purposes 2Public entity deposits above the FDIC insurance limit are fully collateralized Deposits by Customer Type As of June 30, 2023 (dollars in millions) Public $171 6.4% Consumer $1,297 48.7% Commercial $1,196 44.9%

Loan Portfolio Overview ■ Loans HFI = $1.95 billion ■ Broad diversification by industry ■ Highest industry concentration = Health Care at 8.2% ■ Average loan size excluding credit cards = $237,000 25 8.2% 4.8% 3.8% 3.7% 3.3% 2.5% 1.9% 1.8% 1.4% 1.1% Health Care Investor 1-to-4 and Multifamily Retail Trade Construction Hospitality Services Public Administration Energy Finance & Insurance Religious & Other Nonprofit Manufacturing Consumer $28,229 1.4% Tax-Exempt $75,697 3.9% Construction & Development $138,450 7.1% SBA PPP $13 0.0% Commercial & Industrial $320,257 16.4% Commercial Real Estate $819,260 42.1% Total Loans HFI % Mix and Average Loan Size As of June 30, 2023 (dollars in thousands) Largest Industry Concentrations As of June 30, 2023 $1,439 $1,588 $1,684 $1,916 $1,948 CRE 1-4 FR C&I C&D Consumer Tax-Exempt SBA PPP 2019 2020 2021 2022 2Q23 Total Loans HFI (end of period) (in millions)1-4 Family Residential $565,725 29.1%

Health Care Loans 26 Nursing & Residential Care Facilities 4.0% Physicians & Dental Practices 4.1% Hospitals 0.1% ■ Largest industry concentration ■ Health Care loans = $159.6 million, or 8.2%, of loans HFI ■ Average loan size = $338,000 ■ No shared national credits, real estate investment trusts, or assisted living facilities ■ Skilled nursing care facilities operate under a certificate of need system in Louisiana ■ Nursing facilities are managed by Louisiana-based owner operators Health Care Loans by Subtype % of Loans HFI As of June 30, 2023

Commercial Real Estate Loans 27 Commercial Construction 5.8% Residential Construction 1.3% Owner Occupied CRE 20.6% Non-Owner Occupied CRE 21.5% ■ CRE = $819.3 million, or 42.1% of loans HFI ■ Investor-owned office properties = $56.3 million, or 6.9% of CRE ■ C&D = $138.5 million, or 7.1% of loans HFI ■ Low levels of CRE relative to state, regional, and national peers ■ CRE concentration ratios as a % of risk-based capital are well below bank regulatory guidelines ■ CRE Ratio = 153.6% ■ C&D Ratio = 38.1% ■ CRE criticized loans = $7.8 million, or 1.0% of total CRE loans and 0.4% of loans HFI ■ CRE NPLs = $717,000, or 0.09% of total CRE loans and 0.04% of loans HFI 20.9% 20.1% 19.7% 20.6% 20.6% 16.1% 14.9% 20.1% 20.9% 21.5% Owner Occupied Non-Owner Occupied 2019 2020 2021 2022 2Q23 CRE / Loans HFI As of June 30, 2023 CRE and C&D Categories / Loans HFI As of June 30, 2023

CECL Update Adopted CECL methodology as of January 1, 2023 1Q23 Impact ■ $278,000 increase to ACL ■ Established a $442,000 reserve for unfunded commitments ■ Combined 3.5% increase to December 31, 2022 allowance for loan losses ■ One-time $569,000, net of tax, decrease to stockholders’ equity ■ No provision expense recorded in 1Q23 2Q23 Impact ■ Provision expense in 2Q23 = $300,000 Methodologies ■ Cohort Loss Rate methodology (static pool analysis) used for loan segments > $50.0 million ■ Tracks cohort over their remaining lives to determine their loss behavior ■ Remaining Life Loss Rate methodology used for loan segments < $50.0 million ■ The calculated loss rate is applied to the loan segment periodically, based on the remaining life expectancy of the segment ■ Loan portfolio is segmented by regulatory call report code ■ For loans that do not share general risk characters with segments, we estimate specific reserves on an individual basis 28

■ Expanding operations in Southwest, Acadiana, Northshore, and Capital Markets ■ Opened an LDPO and a full-service banking center in the New Orleans Market Opportunities and Challenges to Future Loans Opportunities ■ Expansion in larger Louisiana markets ■ Competitor disruption ■ New lender capacity Challenges ■ Higher rates impacting future borrowing activity ■ Economic uncertainty and inflation ■ Slowing loan demand ■ Robust competition for new loans ■ Tight labor market hampering some business expansion Loans by Market 29 Central $603,201 31.0% Northwest $371,926 19.1% Capital $518,568 26.6% Southwest $156,365 8.0% Northshore $144,076 7.4% Acadiana $62,222 3.2% New Orleans $91,273 4.7% Loans HFI Originated by Geographic Market As of June 30, 2023 (dollars in thousands)

Asset Quality ■ NPAs decreased slightly to $2.0 million ■ NPAs to Assets = 0.07% ■ Provision expense totaled $300,000 in 2Q23 ■ ACL to loans HFI = 1.08% ■ Net charge-offs to average loans since Red River Bank’s opening in 1999 = 0.06% 30 0.03% 0.09% 0.08% 0.08% 0.07% 2Q22 3Q22 4Q22 1Q23 2Q23 (dollars in thousands) 6/30/22 9/30/22 12/31/22 3/31/23 6/30/23 NPLs $ 311 $ 2,715 $ 2,366 $ 2,361 $ 1,958 NPLs to Loans HFI 0.02% 0.14% 0.12% 0.12% 0.10% NPAs $ 971 $ 2,715 $ 2,366 $ 2,383 $ 1,980 NPAs to Assets 0.03% 0.09% 0.08% 0.08% 0.07% Criticized Loans $ 27,142 $ 25,814 $ 22,776 $ 21,944 $ 20,711 CLs to Loans HFI 1.48% 1.37% 1.19% 1.14% 1.06% Provision Expense $ 250 $ 600 $ 750 $ — $ 300 ACL to Loans HFI 1.05% 1.06% 1.08% 1.09% 1.08% Net Charge-offs to Average Loans 0.01% 0.00% 0.00% 0.00% 0.00% NPAs / Assets (end of period) Asset Quality Metrics As of and for the quarter ended

Capital 31 ■ Well capitalized position ■ Includes $69.7 million of net unrealized losses on securities AFS and HTM, 24.6% of capital as of June 30, 2023 ■ Stock repurchase programs ■ Repurchase Program renewed February 4, 2022 for $5.0 million and expired December 31, 2022 ■ 2022 – Repurchased 4,465 shares of common stock for $218,000 ■ Repurchase Program renewed for 2023 for $5.0 million and will expire December 31, 2023 ■ 1H23 – Repurchased 18,689 shares of common stock for $947,000 ■ Quarterly dividend consistent at $0.08 per share in 2Q23 ■ In 3Q22, filed shelf registration statement for the offer and sale of up to $100 million of various securities ■ Capital priorities ■ Remain well capitalized ■ Support organic growth ■ Dividends ■ Stock buybacks ■ Acquisitions 8.13% 7.96% 8.62% 9.13% 9.36% 15.92% 16.16% 16.38% 16.85% 17.09% 16.89% 17.15% 17.39% 17.89% 18.13% 9.73% 10.31% 10.71% 11.02% 11.48% 2Q22 3Q22 4Q22 1Q23 2Q23 5.00% 10.00% 15.00% 20.00% Capital Ratios (end of period) Total Risk-Based Capital Tier 1 Risk-Based Capital Leverage Ratio Stockholders’ Equity to Assets

Stockholders’ Equity Trends 32 $284.9 $292.9 $298.7 $298.2 $264.9 $253.6 $243.4 $265.8 $276.6 $283.4 Q1 Q2 Q3 Q4 $240.0 $260.0 $280.0 $300.0 Total Stockholders’ Equity (dollars in millions) $285.2 $291.9 $298.7 $301.9 $308.7 $317.4 $327.2 $336.9 $345.2 $353.1 Q1 Q2 Q3 Q4 $280.0 $300.0 $320.0 $340.0 $360.0 Realized Stockholders’ Equity1 (dollars in millions) 1Non-GAAP measure. See “Forward-Looking Statements and Non-GAAP Information” on slide 2 and “Non-GAAP Reconciliation” slides in the Appendix for additional information. 2023 2022 2021 2023 2022 2021

Profitability Trends 33 $18,566 $24,824 $28,145 $32,952 $36,916 Q1 Q2 Q3 Q4 2019 2020 2021 2022 1H23 Net Income (in thousands) $2.58 $3.49 $3.83 $4.51 $5.13 Q1 Q2 Q3 Q4 2019 2020 2021 2022 1H23 Earnings Per Share (Diluted) 59.46% 55.77% 56.39% 56.60% 57.74% 2019 2020 2021 2022 1H23 Efficiency Ratio Return on Average Assets 1.30% 1.22% 1.13% 1.18% 1.24% 2019 2020 2021 2022 1H23

Net Interest Margin FTE (2Q23 vs. 1Q23) 34 ■ NIM FTE decreased 17 bps to 2.96% for 2Q23 due to higher deposit rates resulting from deposit rate pressures ■ Increased selected deposit rates to retain and attract customers ■ Customers moved deposits from lower yielding accounts to higher yielding accounts ■ Cost of deposits increased 32 bps in 2Q23 to 1.03% ■ Rates on new, renewed, and floating rate loans were 7.09% in 2Q23 compared to 6.68% in 1Q23 0.77% 2.19% 3.65% 4.52% 4.99% 3.97% 4.13% 4.38% 4.54% 4.68% 1.52% 1.54% 1.55% 1.59% 1.67% 2.01% 2.00% 2.00% 2.01% 2.03% 0.16% 0.28% 0.65% 0.93% 1.30% 0.98% 1.06% 1.39% 1.99% 2.70% 0.19% 0.25% 0.47% 0.71% 1.03% 2.75% 3.06% 3.17% 3.13% 2.96% 2Q22 3Q22 4Q22 1Q23 2Q23 —% 1.00% 2.00% 3.00% 4.00% 5.00% Loan Yield NIM FTE Average Effective Federal Funds Rate Securities Tax-Exempt Securities Taxable Time Deposits Interest-bearing Transaction DepositsCost of Deposits

Net Interest Margin Update 35 NIM Opportunity ■ Deploy investment cash flows into higher yielding assets ■ Increase loan yield ■ Floating rate loans are 13.3% of loans HFI ■ 9.4% of the loan portfolio will reprice in 2H23 ■ 11.6% of the loan portfolio will reprice in 2024 ■ Growth opportunity in new and legacy markets NIM Challenges ■ Uncertainty regarding future interest rate environment ■ The expectation is FOMC will keep the federal funds rate consistent through 4Q23 after 25 bp increase in July ■ Deposit rate pressures ■ Deposit mix shift to higher cost products ■ Uncertainty regarding customer deposit activity ■ Competition for new loans Expectations ■ Reinvest cash flow from securities into higher yielding assets ■ Deposit rate pressure continues ■ Consistent net interest income and net interest margin through 2H23 Average Yield / Rate Basis Points Beta 2Q23 1Q23 Increase (Decrease) 2Q23 Loans 4.68% 4.54% 14 30% Total interest-earning assets 3.86% 3.73% 13 28% Interest-bearing transaction deposits 1.30% 0.93% 37 78% Time deposits 2.70% 1.99% 71 150% Cost of deposits 1.03% 0.71% 32 68%

Noninterest Income (2Q23 vs. 1Q23) 36 ■ Noninterest income increased $1.7 million to $6.0 million for 2Q23 ■ SBIC income increased $1.2 million to $1.4 million for 2Q23 due to the sale of an investment by the SBIC ■ We expect this income to be lower in future quarters ■ Mortgage loan income increased $370,000 to $645,000 for 2Q23, a result of improved purchase activity as consumers adjusted to the higher interest rate environment ■ Brokerage income increased $116,000 to $923,000 for 2Q23 due to investing activities of new and existing clients ■ Assets under management = $997.3 million ■ Our wealth management program ranked in the top 6% of all financial institutions with LPL Financial for 2Q231 Service Charges on Deposit Accounts $1,435 23.9% Debit Card Income, net $924 15.4% Mortgage Loan Income $645 10.7% Brokerage Income $923 15.4% Loan and Deposit Income $517 8.6% SBIC Income $1,380 23.0% Other Income $183 3.0% Noninterest Income For the quarter ended June 30, 2023 (dollars in thousands) 1Source: Based on reports from LPL Financial’s Resource Center for LPL Financial Institutions

Personnel $9,547 59.2% Occupancy & Equipment $1,554 9.6% Technology $642 4.0% Data Processing $638 4.0% Other Taxes $693 4.3% Legal & Professional $580 3.6% Regulatory Assessment $397 2.5% Operating Expenses For the quarter ended June 30, 2023 (dollars in thousands) Other Operating $2,081 12.8% ■ Operating expenses increased $644,000 to $16.1 million for 2Q23 ■ Personnel expenses increased $547,000 to $9.5 million for 2Q23 due to annual merit raises, higher personnel health insurance expenses, and higher commission compensation ■ Data processing expenses increased $238,000 to $638,000 for 2Q23 ■ In 1Q23, we received a $252,000 periodic refund from our data processing center ■ Occupancy and equipment expenses decreased $163,000 to $1.6 million for 2Q23, primarily attributable to the decrease in nonrecurring expenses in 2Q23 compared to 1Q23 ■ Technology expenses decreased $106,000 to $642,000 for 2Q23 due to the renegotiation of a technology vendor contract, which resulted in lower expenses effective in 2Q23 Operating Expenses (2Q23 vs. 1Q23) 37

Expansion Highlights 38 Southwest Market – Lake Charles, Louisiana ■ 3Q22 – Expanded the Country Club Banking Center with a 3,600 square-foot addition ■ 1Q23 – Closed Lake Street and consolidated staff to the Country Club Banking Center Acadiana Market – Lafayette, Louisiana ■ 1Q22 – Remodeled and opened as a full-service banking center on January 26, 2022 ■ 2Q22 – Closed LDPO and consolidated staff to the Pinhook Banking Center New Orleans Market – New Orleans, Louisiana Baronne Street Banking Center ■ 2Q22 – Leased an existing banking center location in downtown New Orleans ■ 3Q22 – Opened as a full-service banking center on August 1, 2022 Veterans Memorial Boulevard Banking Center ■ 1Q22 – Purchased land in Metairie, Louisiana (a New Orleans suburb) ■ 3Q23 – Construction projected to start on a new full-service banking center Central Market – Alexandria, Louisiana ■ 4Q22 – Remodeled and opened the new operations center building, a 21,000 square foot building that provides an efficient facility for operations and support departments, as well as improves our business continuity plan

Strategic Outlook ■ Continue building a strong, Louisiana-based, super-community bank by leveraging existing infrastructure and creating strong brand loyalty ■ Continue disciplined capital management ■ Focus on liquidity ■ Manage deposit pricing due to intensified rate pressure ■ Manage net interest income and net interest margin in an increased interest rate environment ■ Monitor asset quality trends and maintain appropriate level of allowance for credit losses ■ Disciplined focus on personal, relationship banking and building shareholder value ■ Continue de novo, organic expansion strategy ■ Expand market share in newer South Louisiana markets ■ Monitor markets for opportunity for organic growth or key acquisitions ■ Continue to build out digital offerings as needed in order to serve our target customer base ■ Continue to expand mortgage operations and investments division across markets ■ Seek to take advantage of disruption in the marketplace 39

Granular, diversified deposit portfolio Diversified loan portfolio with good asset quality Well capitalized with 11.48% leverage ratio as of June 30, 2023 Summary Well positioned for the future 40 Stockholders’ equity to assets = 9.36% Tangible common equity to tangible assets1 = 9.31% Strong liquidity and borrowing capacity 1Non-GAAP measure. See “Forward-Looking Statements and Non-GAAP Information” on slide 2 and “Non-GAAP Reconciliation” slides in the Appendix for additional information.

As of (dollars in thousands, except per share data) 6/30/23 3/31/23 12/31/22 6/30/22 12/31/21 Tangible common equity Total stockholders’ equity $ 283,372 $ 276,640 $ 265,753 $ 253,596 $ 298,150 Adjustments: Intangible assets (1,546) (1,546) (1,546) (1,546) (1,546) Total tangible common equity (non-GAAP) $ 281,826 $ 275,094 $ 264,207 $ 252,050 $ 296,604 Realized common equity Total stockholders’ equity $ 283,372 $ 276,640 $ 265,753 $ 253,596 $ 298,150 Adjustments: Accumulated other comprehensive (income) loss 69,693 68,541 71,166 63,804 3,773 Total realized common equity (non-GAAP) $ 353,065 $ 345,181 $ 336,919 $ 317,400 $ 301,923 Common shares outstanding 7,175,056 7,177,650 7,183,915 7,176,365 7,180,155 Book value per share $ 39.49 $ 38.54 $ 36.99 $ 35.34 $ 41.52 Tangible book value per share (non-GAAP) $ 39.28 $ 38.33 $ 36.78 $ 35.12 $ 41.31 Realized book value per share (non-GAAP) $ 49.21 $ 48.09 $ 46.90 $ 44.23 $ 42.05 Tangible assets Total assets $ 3,027,194 $ 3,030,582 $ 3,082,686 $ 3,121,113 $ 3,224,710 Adjustments: Intangible assets (1,546) (1,546) (1,546) (1,546) (1,546) Total tangible assets (non-GAAP) $ 3,025,648 $ 3,029,036 $ 3,081,140 $ 3,119,567 $ 3,223,164 Stockholders’ equity to assets 9.36% 9.13% 8.62% 8.13% 9.25% Tangible common equity to tangible assets (non-GAAP) 9.31% 9.08% 8.57% 8.08% 9.20% Non-GAAP Reconciliation 42

As of (dollars in thousands) 9/30/22 6/30/22 3/31/22 Realized common equity Total stockholders’ equity $ 243,413 $ 253,596 $ 264,874 Adjustments: Accumulated other comprehensive (income) loss 83,744 63,804 43,819 Total realized common equity (non-GAAP) $ 327,157 $ 317,400 $ 308,693 Non-GAAP Reconciliation (continued) 43 As of (dollars in thousands) 9/30/21 6/30/21 3/31/21 Realized common equity Total stockholders’ equity $ 298,688 $ 292,924 $ 284,911 Adjustments: Accumulated other comprehensive (income) loss 61 (1,058) 331 Total realized common equity (non-GAAP) $ 298,749 $ 291,866 $ 285,242 As of (dollars in thousands) 12/31/22 12/31/21 Non-PPP loans HFI Loans HFI $ 1,916,267 $ 1,683,832 Adjustments: PPP loans, net (14) (17,550) Non-PPP loans HFI (non-GAAP) $ 1,916,253 $ 1,666,282